UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5959 Las Colinas Boulevard, Irving, Texas 75039-2298
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On November 24, 2020, the Compensation Committee of Exxon Mobil Corporation (the "Corporation" or "ExxonMobil") established a total ceiling of 10 million shares in respect of 2020 to be available for grant under the Corporation's 2003 Incentive Program, of which awards in the form of restricted stock units were granted to certain officers as follows:

D. W. Woods	205,000	units

A. P. Swiger	99,200	units

N. A. Chapman	95,800	units

J. P. Williams, Jr.	85,100	units

N. W. Duffin	69,300	units

These restricted stock units will be subject to restriction (i) for half the units, until five years after grant, and (ii) for the balance of the units, until 10 years after grant. The units represent unfunded promises by ExxonMobil to issue, promptly after the applicable restricted period, one share of ExxonMobil common stock for each unit. The restricted periods may not be accelerated except in case of death.

During the restricted period, units may not be sold or transferred and are subject to forfeiture. Potential events of forfeiture include early termination of employment or detrimental activity. Examples of detrimental activity could include violating ExxonMobil's business conduct policies or going to work for a competitor. During the restricted period, the holder of restricted stock units will receive a cash payment for each unit corresponding in amount and timing to cash dividends paid on a share of ExxonMobil common stock. Otherwise, during the restricted period, a holder of units does not have voting rights and is not treated as a shareholder of ExxonMobil.

The form of terms of the 2020 restricted stock unit agreement for executive officers is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

All ExxonMobil executive officers are "at will" employees of the Corporation and do not have employment contracts.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	2020 Extended Provisions for Restricted Stock Unit Agreements Settled in Shares

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: December 1, 2020	By:	/s/ DAVID S. ROSENTHAL
David S. Rosenthal
Vice President and Controller
(Principal Accounting Officer)
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